SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: March 05, 2019

(Date of earliest event reported)

Commission File No.: 0-25969

URBAN ONE, INC.
(Exact name of registrant as specified in its charter)

Delaware                                                                                            52-1166660
(State or other jurisdiction of                                                     (I.R.S. Employer Identification No.)
incorporation or organization)

1010 Wayne Avenue
14th Floor
Silver Spring, Maryland 20910
(Address of principal executive offices)

(301) 429-3200
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.    Results of Operations and Financial Condition.

Urban One, Inc. (the "Company") issued a press release setting forth the results for its quarter ended December 31, 2018.  A copy of the press release is attached as Exhibit 99.1.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Bonus Awards for 2018

On March 5, 2019, the compensation committee (the "Compensation Committee") of the Board of Directors of Urban One, Inc. (the "Company" or "Urban One") gave approval for payout of cash bonuses to the named executive officers of Urban One for the year-ended December 31, 2018.  In making 2018 annual bonus decisions for Alfred C. Liggins, III, Chief Executive Officer (the "CEO") and Catherine L. Hughes, Founder and Chairperson (the "Founder"), the Compensation Committee considered the applicable performance criteria as set forth in the CEO's and Founder's 2008 employment agreements (the "2008 Employment Agreements") as updated by terms approved by the Compensation Committee on September 30, 2014 (the "2014 Terms of Employment" and with the 2008 Employments Agreement, the "Founder Terms of Employment" or the "CEO Terms of Employment", as applicable).  The criteria set forth in the CEO and Founder Terms of Employment and other factors considered by the Compensation Committee are set forth below.

Founder Terms of Employment and Additional Considerations for the Founder.  The Founder Terms of Employment provide for an annual cash bonus payable at the discretion of the board up to a maximum of $500,000.   Under the Founder Terms of Employment, in exercising its discretion whether or not to pay the Founder such bonus, the Compensation Committee generally considered the Company's overall performance for a given fiscal year and the Founder's contributions to the success of the Company.

CEO Terms of Employment and Additional Considerations for the CEO.  The Compensation Committee establishes the bonus level for the CEO.  Under the terms of the CEO Terms of Employment, the CEO's bonus award cannot in the aggregate exceed his current annual base salary or $1,250,000.  Under the CEO Terms of Employment, the CEO's bonus award had two components. The first component, equaling 50% of the award (or approximately $625,000 based on current compensation), was based on the achievement of pre-established individual and Company performance goals, as determined by the Compensation Committee in consultation with the CEO (the "Performance Goals Portion").  For calendar year 2018, the elements and allocations of the Performance Goals Portion were as follows: (i) Company's consolidated performance as measured by EBITDA versus the Company's consolidated budget - allocation equaled 50% of  the performance based award (25% of aggregate award) or maximum payout of $312,500; (ii) successful improvement of free cash flow, including as measured by performance versus bank covenants - allocation equaled 20% of  the performance based award (10% of aggregate award) or maximum payout of $125,000; (iii) performance as measured by expense management and cost containment objectives - allocation equaled 20% of  the performance based award (10% of aggregate award) or maximum payout of $125,000 and (iv) successful refinance of certain of the Company's outstanding indebtedness - allocation equaled 10% of  the performance based award (5% of aggregate award) or maximum payout of $62,500.   The second component, equaling the balance of the award ($625,000), is determined at the discretion of the Compensation Committee.  Under the CEO Terms of Employment, in determining the amount of the discretionary portion of the CEO's bonus, the Compensation Committee was permitted to consider factors such as "over-performance" versus all or any one of the pre-established individual and Company performance goals under the Performance Goals Portion of the bonus.

In considering the above described performance criteria for the CEO and Founder, the Compensation Committee made the following observations in determining performance-based bonus compensation:

(i)        The Compensation Committee considered the 2018 operating performance of the Company on a consolidated basis.  In this regard, the Compensation Committee noted that the Company delivered EBITDA above budget.

(ii)        The Compensation Committee further noted the Company's leverage reduction, noting a net leverage ratio improvement from 6.91x to 6.50x.

(iii)      Next, the Compensation Committee considered certain over performance in the Company's expense management and cost containment objectives.

(iv)     Finally, the Compensation Committee noted the Company's successful re-finance of its senior unsecured debt, extending the maturity to 2022.

With respect to the discretionary portion of the CEO's 2018 bonus, the Compensation Committee considered a number of other factors, including but not limited to: (i) the Company's successes with a number of key vendors; (ii) political over-performance; and (iii) other favorable performance across the Company's operating platform. With all of the above factors in mind, the Compensation Committee made the determination to pay cash bonuses to the CEO and the Founder in the amounts of $1,250,000 and $500,000, respectively, representing a 100% payout of their bonus potential.

The bonus payable to Peter D. Thompson, the Company's Chief Financial Officer, was also considered and determined in the discretion of the Compensation Committee.   Mr. Thompson was awarded a cash bonus in the amount of $350,000.

ITEM 9.01.   Financial Statements and Exhibits.

(c) Exhibits

Exhibit Number	Description

99.1	Press release dated March 06, 2019: Urban One, Inc. Reports Fourth Quarter Results.

Cautionary Information Regarding Forward-Looking Statements

This Form 8-K and the press release attached as Exhibit 99.1 contain forward-looking statements about the Company's future performance, which are based on management's assumptions and beliefs in light of the information currently available to it. The Company assumes no obligation to update the information contained herein. These forward-looking statements involve known and unknown risks, uncertainties and other factors, some of which are beyond the Company's control, that may cause the actual results to differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements.  Important factors that could cause actual results to differ materially are described in the Company's reports on Forms 10-K and 10-Q and other filings with the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 URBAN ONE, INC.

                                 /s/ Peter D. Thompson
March 11, 2019                                   Peter D. Thompson
          Chief Financial Officer and Principal Accounting Officer